Supplement to:

              Calvert Tax-Free Reserves Money Market, Limited-Term
                            and Long-Term Portfolio
          Calvert Tax-Free Reserves California Money Market Portfolio
             Calvert Tax-Free Reserves Vermont Municipal Portfolio
                                  Prospectuses
                              dated April 30, 1998

                   Date of this Supplement: January 11, 1999

         Shareholders in the Calvert Tax-Free Reserves portfolios are currently voting on various changes to the Fund, pursuant to a proxy statement mailed this week. In addition to voting to elect the Fund's current Board of Trustees, ratify the current auditors, PricewaterhouseCoopers, and approve a new investment advisory agreement with Calvert Asset Management Company, Inc. (CAMCO), the investment advisor (identical to the current investment advisory agreement in all material respects), shareholders will be asked to approve certain changes to the investment policy and restrictions, including:

To change the fundamental policy concerning credit quality to a nonfundamental policy allowing Calvert Tax-Free Reserves ("CTFR") Limited-Term, Long-Term, and Vermont Municipal Portfolios to invest in non-investment grade securities.

Reason for Proposal
Limited-Term, Long-Term, and Vermont Municipal (the "Funds") all have the same fundamental credit quality policies, to invest primarily in investment-grade municipal obligations. CAMCO proposes to change the credit quality guidelines to permit the Funds to invest in non-investment grade obligations: up to 15% for Limited-Term, and up to 35% for Long-Term and Vermont Municipal. CAMCO believes this will give more flexibility in purchasing securities where there are no published ratings and where there may be a question of investment grade rating. In addition, it will bring the credit quality policy of each Fund more in line with its peers, allowing more accurate comparisons.


To change Long-Term from a diversified to a nondiversified fund.

Reason for Proposal
CAMCO believes that Long-Term will have greater investment flexibility if it becomes nondiversified (allowed to invest more than 5% in any one issuer). This will permit it to acquire larger positions in the securities of individual issuers, such as hospitals, housing bonds, or utilities, and may provide opportunities to enhance the investment performance with minimal additional risk.


To approve amended fundamental investment restrictions in all of the Calvert Tax-Free Reserves Portfolios to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

Reason for Proposal
Current investment restrictions and policies are more restrictive than Federal law. CAMCO and the Fund's Board have recommended that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, federal law, and changing the policies so that they can be altered by the Board without a shareholder vote (nonfundamental policies or restrictions). This would give each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments. None of the changes in fundamental investment restrictions (other than the changes in credit quality and non-diversification discussed above) would affect the Portfolios' primary investment strategies.

         Please be aware that discussion of these matters in the April 30, 1998 prospectus will be modified accordingly, depending on the outcome of the shareholder vote.